June 2016 INVESTOR PRESENTATION

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity securities or debt securities instruments of Vector Group Ltd. (“Vector”, “Vector Group Ltd.” or “the Company”) and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the expectation that the tobacco transition payment program could yield substantial incremental free cash flow. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2015, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, March 8, 2016, April 1, 2016 and April 28, 2016 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Pro-forma Adjusted" or "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2

INVESTMENT HIGHLIGHTS & PORTFOLIO  Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman)  History of strong earnings, and Pro-Forma Adjusted EBITDA has increased from $175.6 million in 2010 (1) to $264.3 million for the twelve months ended March 31, 2016(2)  Tobacco Adjusted EBITDA of $258.2 million for the twelve months ended March 31, 2016(3)  Douglas Elliman, which is a 70.59%-owned subsidiary, produces Pro-Forma Adjusted Revenues of $664.4 million and Pro- Forma Adjusted EBITDA of $41.1 million for the twelve months ended March 31, 2016(4)  Diversified New Valley portfolio of consolidated and non-consolidated real estate investments  Maintains substantial liquidity with cash, marketable securities and long-term investments of $462 million as of March 31, 2016(5) and has no significant debt maturities until February 2019  Uninterrupted quarterly cash dividends since 1995 and an annual 5% stock dividend since 1999  Seasoned management team with average tenure of 23 years with Vector Group  Management team and directors beneficially own approximately 13% of Vector Group  Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged from $163 million to $168 million from 2011 to 2015(6) 3 Overview (1) Vector’s Net income for the year ended December 31, 2010 was $54.1M. Pro-Forma Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated October 2, 2015 (Table 1) for a reconciliation of Net income to Pro-Forma Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Vector’s Net income for the twelve months ended March 31, 2016 was $57M. Pro-Forma Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on April 28, 2016, for a reconciliation of Net income to Pro-Forma Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (3) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated April 28, 2016. (4) Douglas Elliman’s revenues were $662.9M and its Net income was $28.4M for the twelve months ended March 31, 2016. Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated April 28, 2016, for a reconciliation to Revenues of Non-GAAP financial measures and Net Income to Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA (Tables 9 and 10) as well as the Disclaimer to this document on Page 2. (5) Excludes real estate investments and approximately $236.5 million of cash received from May 2016 issuance of $235.0 million of Vector Group Ltd.’s 7.75% Senior Secured Notes due 2021. (6) Cost advantage applies only to cigarettes sold below applicable market share exemption.

TOBACCO OPERATIONS 4

LIGGETT GROUP OVERVIEW  Fourth-largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s — Partner Brands – USA, Bronson and Tourney  Consistent and strong cash flow —Tobacco Adjusted EBITDA of $258.2 million for the twelve months ended March 31, 2016(1) —Low capital requirements with capital expenditures of $5.3 million related to tobacco operations for the twelve months ended March 31, 2016  Current cost advantage of 68 cents per pack compared to the largest U.S. tobacco companies expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage has ranged from $163 million to $168 million for Liggett and Vector Tobacco since 2011. 5 (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated March 8, 2016. Please also refer to the Disclaimer to this document on Page 2.

LIGGETT GROUP HISTORY 6 $46 $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $199 $211 $245 $258 $0 $50 $100 $150 $200 $250 $300 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 LTM 03/31/16 To b ac co A d ju st e d EB IT D A (1) ($ M ill io n s) Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Reports on Form 8-K, dated March 8, 2016, and April 28, 2016 as well asTable2toExhibit99.2oftheCompany’sCurrentReportonForm 8-K,datedOctober 2, 2015. 1998 1999 2005 2009 2013 Today Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over three largest U.S. tobacco companies Introduced deep discount brand Liggett Select taking advantage of the Company’s cost advantage resulting from the MSA Launched deep discount brand Grand Prix Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase Introduced deep discount brand Eagle 20’s Liggett focuses on margin enhancement resulting in continued earnings growth with record Tobacco Adjusted EBITDA

46.7% 48.8% 47.7% 21.2% 19.6% 19.7% 2.9% 3.7% 2.4% 2.4% 2.4% 3.3% 7.7% 8.8% 13.0% 9.3% 8.8% 6.2% 0% 10% 20% 30% 40% 50% 2003 2006 2015 2003 2006 2015 2003 2006 2015 2003 2006 2015 Philip Morris USA R.J. Reynolds 12.2% 12.5% 8.7% 28.9% 28.4% 32.7% ITG Brands Liggett Group 2.89% 3.65% 2.44% 2.44% 2.36% 3.31% 9.26% 8.81% 6.24% 0% 5% 10% 15% 2003 2006 2015 2003 2006 2015 ITG Brands Liggett Group 12.15% 12.47% 8.68% 7 PRO-FORMA U.S. TOBACCO INDUSTRY MARKET SHARE Newport – acquired by RJR in 2015 Brands acquired by ITG in 2015 Legacy brands Pro-forma U.S. Tobacco Industry Market Share(1, 2) (1) Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2015 (March 2016) and internal company estimates. (1) Actual Market Share in 2003, 2006 and 2015 reported in the Maxwell Report for R.J. Reynolds was 29.6%, 27.6% and 32.7%, respectively, and, for ITG Brands, was 2.9%, 3.7% and 8.6%,respectively. Pro-forma market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of R.J. Reynolds in 2003 includes the market share of Brown & Williamson, which was acquired by R.J. Reynolds in 2004. In 2015, R.J. Reynolds acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands. (2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9% and 7.6% in 2003, 2006 and 2015, respectively.

TOBACCO LITIGATION AND REGULATORY UPDATES  Liggett led the industry in acknowledging the addictive properties of nicotine while seeking a legislated settlement of litigation  In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs, which represented substantially all of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in the following 14 years (2015 – 2028) — Approximately 255 Engle progeny plaintiffs remain — As of March 31, 2016, Liggett has accrued $4.3 million for one case and there were presently another eight cases under appeal. The current range of loss in the cases under appeal is $0 to $4.8 million (plus attorneys’ fees and interest). — As of March 31, 2016, Liggett has secured approximately $15.8 million in outstanding bonds related to these cases. 8 Litigation Regulatory  Since 1998, the MSA has restricted the advertising and marketing of tobacco products  In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale, marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes  Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist.

REAL ESTATE OPERATIONS 9

REAL ESTATE OVERVIEW  New Valley, which owns 70.59% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire or invest in additional real estate properties or projects  New Valley has invested approximately $222 million, as of March 31, 2016, in a broad portfolio of 23 real estate investments 10 New Valley Pro-Forma Adjusted EBITDA(1) $51.3M $40.2M $26.9M PF2013 PF2014 PF2015 PF LTM 03/31/16 New Valley Pro-Forma Adjusted Revenues – LTM March 31, 2016(1) $11M $28M $631M $670M Real Estate Brokerage Commissions Property Management Other (1) New Valley’s revenues were $668.9M and New Valley’s net income was $59.4M, $21.4M, $11.7M and $13.3M for the periods presented. Pro-Forma Adjusted EBITDA and Pro-Forma Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Revenues to Pro-Forma Adjusted Revenues and Net income to Pro-Forma Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2). March 8, 2016 (Exhibit 99.1) and April 28, 2016, as well as Form 10-K for the fiscal year ended December 31, 2015 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. New Valley’s Pro-Forma Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Pro-Forma Adjusted EBITDA) of $ $13.5M, $11.4M, $13.2M and $14.0M for the periods presented, respectively. $30.1M

Douglas Elliman Pro-Forma Adjusted EBITDA(1) DOUGLAS ELLIMAN REALTY, LLC 11  Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and fourth- largest residential brokerage firm in the U.S.  Approximately 6,000 affiliated agents and 80 offices in the U.S.  Alliance with Knight Frank provides a network with 400 offices across 55 countries with 22,000 affiliated agents  Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries  Became a consolidated subsidiary in December 2013 (1) Douglas Elliman’s Revenues were $662.9M or the twelve months ended December 31, 2015 and Douglas Elliman’s net income was $38.1M, $38.4M, $22.2M and $28.4M for the periods presented. Pro-forma Adjusted EBITDA and Pro- forma Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Pro-forma Adjusted EBITDA to net income and Pro-forma Adjusted Revenues to revenues, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2) and March 8, 2016 (Exhibit 99.1) and Form 10-K for the fiscal year ended December 31, 2015 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. Douglas Elliman Closed Sales – LTM March 31, 2016 $45.7M $50.7M $35.7M PF2013 PF2014 PF 2015 PF LTM 03/31/16 $41.1M Douglas Elliman Closed Sales – LTM March 31, 2016 $11.1B $12.4B $14.9B $18.2B $22.4B 2011 2012 2013 2014 2015 LTM 03/31/16 $23.9B Douglas Elliman Pro-Forma Adjusted Revenues – LTM March 31, 2016(1) $5M $28M $631M $664M Real Estate Brokerage Commissions Property Management Other Long Island, Westchester, Connecticut $6.5B New York City $14.1B South Florida $2.5B Aspen Los Angeles

NEW VALLEY’S REAL ESTATE INVESTMENTS AT MARCH 31, 2016 12 87 Park (Miami Beach) Monad Terrace (Miami Beach) Sagaponack (East Hampton) Maryland Portfolio (Baltimore County) The Plaza at Harmon Meadow (New Jersey) West Hollywood Edition (West Hollywood) New York City Investments (see Page 13) Escena (Palm Springs) Commercial Retail/ Office Assets Apartments/ Condominiums/Hotels Land Development/Real Estate Held for Sale, net Hotel Taiwana St. Barthélemy Coral Beach and Tennis Club Bermuda International Investments ST Portfolio (Stamford and Houston) (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 -Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10-Q for the quarterly period ended March 31, 2016 (Commission File Number 1-5759). Takanasee (New Jersey) (1)

NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1. The Marquand Upper East Side 2. 10 Madison Square Park West Flatiron District/NoMad 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa 6. 357 West Street Greenwich Village 7. PUBLIC Chrystie House Lower East Side 8. The Dutch Long Island City 9. Queens Plaza Long Island City 10. Park Lane Hotel Central Park South 11. 125 Greenwich Street Financial District 12. 76 Eleventh Avenue West Chelsea 13 1 10 4 2 12 9 8 6 5 3 11 7 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 -Management’s Discussion and Analysis of Financial Condition and Results of Operations -of Vector Group Ltd.’s Form 10-Q for the quarterly period ended March 31, 2016 (Commission File Number 1-5759). (1)

NEW VALLEY’S REAL ESTATE SUMMARY AS OF MARCH 31, 2016 14 Net cash invested Cumulative earnings (loss)(2) Carrying value(2) Projected cumulative area Projected construction end date Range of ownership per investment Number of investments Land owned New York City SMSA $ 12,652 $ - $ 12,652 N/A 100.0% 1 All other U.S. areas 1,975 8,739 10,714 450 Acres N/A 100.0% 1 $ 14,627 $ 8,739 $ 23,366 2 Condominium and Mixed Use Development (minority interest owned) New York City SMSA $ 115,241 $ 21,087 $ 136,328 2,885,000 Square feet 2015 - 2019 3.1% - 49.5% 11 All other U.S. areas 32,843 2,008 34,851 530,000 Square feet 2017 - 2019 15.0% - 48.5% 4 $ 148,084 $ 23,095 $ 171,179 3,415,000 Square feet 15 Apartments (minority interest owned) All other U.S. areas 16,079 191 16,270 6,005 Apartments N/A 7.6% - 16.3% 2 $ 16,079 $ 191 $ 16,270 2 Hotels (minority interest owned) New York City SMSA $ 24,413 $ (4,578) $ 19,835 628 Hotel rooms N/A 5.2% 1 International 13,500 (3,347) 10,153 123 Hotel rooms N/A 17.0% - 49.0% 2 $ 37,913 $ (7,925) $ 29,988 751 Hotel rooms 3 Commercial (minority interest owned) New York City SMSA 5,317 209 5,526 217,613 Square feet N/A 49.0% 1 $ 5,317 $ 209 $ 5,526 1 Total $ 222,020 $ 24,309 $ 246,329 23 SUMMARY New York City SMSA $ 157,623 $ 16,718 $ 174,341 14 All other U.S. areas 50,897 10,938 61,835 7 International 13,500 (3,347) 10,153 2 $ 222,020 $ 24,309 $ 246,329 23 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 -Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.’s Form 10-Q for the quarterly period ended March 31, 2016 (Commission File Number 1-5759). (2) Includes interest expense capitalized to real estate ventures of $13,448. (Dollars in thousands) (1)

FINANCIAL DATA

$51 $40 $27 $30 $199 $211 $245 $258 2013 2014 2015 LTM 03/31/16 PRO-FORMA HISTORICAL FINANCIAL DATA $483 $563 $670 $1,014 $1,021 $1,009 2013 2014 2015 LTM 03/31/16 16 $9 $1,498 $1,679 $1,593 Tobacco Real Estate E-Cigarettes Corporate & Other Pro-Forma Adjusted Revenues(1) Pro-Forma Adjusted EBITDA(1) $236 $227 $264 $246 (1) Vector’s revenues for the periods presented were $1.096B, $1.080B, $1.591B and $1.657B, respectively. Vector’s Net income for the periods presented was $30.7M, $37.3M, $36.9M and $59.2M, respectively Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to the Company’s Current Report on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2), March 8, 2016 (Exhibit 99.1), April 1, 2016 (Exhibit 99.2) and April 28, 2016 (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. ($13) ($11) ($13) ($13) ($10) ($14) (Dollars in millions) ($13) Tobacco Real Estate E-Cigarettes Corporate & Other $1,660 $1,017 $643 ($1)

-100% 0% 100% 200% 300% 400% 500% Vector Group Ltd. 100.0 112.1 143.4 112.5 135.4 192.7 227.0 219.3 279.5 411.4 513.2 475.3 S&P 500 100.0 115.8 122.2 77.0 97.4 112.0 114.4 132.7 175.6 199.7 202.4 209.6 S&P MidCap 100.0 110.3 119.1 76.0 104.3 132.1 129.8 152.9 204.1 224.0 219.1 235.5 NYSE ARCA Tobacco 100.0 140.2 154.2 123.0 173.7 207.4 243.9 289.5 319.0 317.0 384.1 438.5 Dow Jones Real Estate Total Return 100.0 135.5 110.9 66.5 86.9 110.4 117.1 139.2 141.6 180.2 184.1 194.7 HISTORICAL STOCK PERFORMANCE 17 Note: The graph above compares the total annual return of Vector’s Common Stock, the S&P 500 Index, the S&P MidCap 400 Index, the NYSE ARCA Tobacco Index and the Dow Jones Real Estate Total Return for the period from December31,2005 through May 31, 2016. The graph assumes that all dividends and distributions were reinvested. Source: Bloomberg LP Value of $100 Invested – December 31, 2005 C u m u la ti ve R e tu rn Vector Group Ltd. S&P 500 S&P MidCap NYSE ARCA Tobacco Dow Jones Real Estate Total Return 375.3% 338.5% 135.5% 109.6% 94.7% May-16Dec-15Dec-14Dec-13Dec-12Dec-11Dec-10Dec-09Dec-08Dec-07Dec-06Dec-05